Exhibit 99.1

PennyMac Mortgage Investment Trust

Condensed Consolidating Balance Sheet

December 31, 2012

	PennyMac Mortgage Investment Trust Guarantor	PennyMac Corp. Issuer	Non-Guarantor Subsidiaries	Eliminations	Consolidated
	(in thousands)
Cash and short-term investments	$3,399	$45,187	$24,187	$—	$72,773
Mortgage-backed securities	—	—	39,967	(39,967)	—
Mortgage loans held for sale	—	975,184	—	—	975,184
Mortgage loans at fair value	—	505,072	684,899	—	1,189,971
Real estate acquired in settlement of loans	—	87,536	582	(40)	88,078
Principal and interest collections receivable	—	12,400	16,804	—	29,204
Mortgage servicing rights	—	126,776	—	—	126,776
Investment in subsidiaries	1,207,471	—	705,321	(1,912,792)	—
Other assets	205	96,124	531,283	(549,935)	77,677
Total assets	$1,211,075	$1,848,279	$2,003,043	$(2,502,734)	$2,559,663

Accounts payable and accrued liabilities	$524	$39,309	$2,569	$—	$42,402
Assets sold under agreements to repurchase	—	1,042,946	213,156	—	1,256,102
Intercompany borrowings	—	117,904	—	(117,904)	—
Other liabilities	8,903	322,178	203,333	(474,591)	59,823
Total liabilities	9,427	1,522,337	419,058	(592,495)	1,358,327

Shareholders’ equity	1,201,648	325,942	1,583,985	(1,910,239)	1,201,336

Total liabilities and shareholders’ equity	$1,211,075	$1,848,279	$2,003,043	$(2,502,734)	$2,559,663

PennyMac Mortgage Investment Trust

Condensed Consolidating Balance Sheet

December 31, 2011

	PennyMac Mortgage Investment Trust Guarantor	PennyMac Corp. Issuer	Non-Guarantor Subsidiaries	Eliminations	Consolidated
	(in thousands)
Assets
Cash and short-term investments	$11,547	$12,832	$20,529	$—	$44,908
US Treasury Security	—	—	50,000	—	50,000
Mortgage-backed securities	—	—	139,424	(66,611)	72,813
Mortgage loans held for sale	—	232,016	—	—	232,016
Mortgage loans at fair value	—	441,510	384,066	—	825,576
Real estate acquired in settlement of loans	—	104,883	419	(1,753)	103,549
Principal and interest collections receivable	—	8,840	5,123	—	13,963
Mortgage servicing rights	—	6,031	—	—	6,031
Investment in subsidiaries	507,459	—	432,235	(939,694)	—
Other assets	40,124	25,499	107,936	(136,353)	37,206
Total assets	$559,130	$831,611	$1,139,732	$(1,144,411)	$1,386,062

Liabilities and shareholders’ equity
Accounts payable and accrued liabilities	$—	$8,554	$644	$—	$9,198
Assets sold under agreements to repurchase	—	344,793	286,520	—	631,313
Notes payable	—	28,617	—	—	28,617
Borrowings under forward purchase agreements	—	108,273	44,154	—	152,427
Intercompany borrowings	36	81,867	2,443	(84,346)	—
Other liabilities	11,324	97,449	28,335	(118,618)	18,490
Total liabilities	11,360	669,553	362,096	(202,964)	840,045

Shareholders’ equity	547,770	162,058	777,636	(941,447)	546,017

Total liabilities and shareholders’ equity	$559,130	$831,611	$1,139,732	$(1,144,411)	$1,386,062

PennyMac Mortgage Investment Trust

Condensed Consolidating Income Statement

Year Ended December 31, 2012

	PennyMac Mortgage Investment Trust Guarantor	PennyMac Corp. Issuer	Non-Guarantor Subsidiaries	Eliminations	Consolidated
	(in thousands)
Net investment income
Net gain on mortgage loans acquired for sale	$—	$147,675	$—	$—	$147,675
Net gains on investments	—	59,160	44,489	—	103,649
Interest	2,317	37,708	52,044	(19,628)	72,441
Equity in earnings of subsidiaries	135,980	—	120,019	(255,999)	—
Other	—	9,357	334	1,712	11,403
Net investment income	138,297	253,900	216,886	(273,915)	335,168

Expenses
Compensation	276	5,921	947	—	7,144
Management fees	—	10,835	1,601	—	12,436
Fulfillment fees	—	62,906	—	—	62,906
Interest	167	40,001	15,576	(24,102)	31,642
Other	1,044	23,332	9,842	—	34,218
	1,487	142,995	27,966	(24,102)	148,346
Pre-tax income	136,810	110,905	188,920	(249,813)	186,822
Provision for income taxes	—	46,618	74	1,881	48,573
Net income	$136,810	$64,287	$188,846	$(251,694)	$138,249

PennyMac Mortgage Investment Trust

Condensed Consolidating Income Statement

Year Ended December 31, 2011

	PennyMac Mortgage Investment Trust Guarantor	PennyMac Corp. Issuer	Non-Guarantor Subsidiaries	Eliminations	Consolidated
	(in thousands)
Net investment income
Net gain on mortgage loans acquired for sale	$—	$7,633	$—	$—	$7,633
Net gains on investments	—	48,473	34,170	—	82,643
Interest	4,258	17,087	35,723	(20,920)	36,148
Equity in earnings of subsidiaries	62,709	—	63,680	(126,389)	—
Other	—	(1,415)	5,357	(1,752)	2,190
Net investment income	66,967	71,778	138,930	(149,061)	128,614

Expenses
Compensation	413	3,901	847	—	5,161
Management fees	—	5,554	1,186	—	6,740
Fulfillment fees	—	1,747	—	—	1,747
Interest	259	24,328	13,279	(20,920)	16,946
Other	13	17,951	7,561	—	25,525
	685	53,481	22,873	(20,920)	56,119
Pre-tax income	66,282	18,297	116,057	(128,141)	72,495
Provision for income taxes	90	7,701	265	—	8,056
Net income	$66,192	$10,596	$115,792	$(128,141)	$64,439

PennyMac Mortgage Investment Trust

Condensed Consolidating Income Statement

Year Ended December 31, 2010

	PennyMac Mortgage Investment Trust Guarantor	PennyMac Corp. Issuer	Non-Guarantor Subsidiaries	Eliminations	Consolidated
	(in thousands)
Net investment income
Net gain on mortgage loans acquired for sale	$—	$18	$—	$—	$18
Net gains on investments	—	20,146	7,282	—	27,428
Interest	—	5,757	17,398	(8,581)	14,574
Equity in earnings of subsidiaries	24,855	—	24,478	(49,333)	—
Other	—	2,037	(3)	—	2,034
Net investment income	24,855	27,958	49,155	(57,914)	44,054

Expenses
Compensation	339	1,960	328	—	2,627
Management fees	—	4,180	698	—	4,878
Interest	—	8,652	754	(8,580)	826
Other	33	7,166	1,498	—	8,697
	372	21,958	3,278	(8,580)	17,028
Pre-tax income	24,483	6,000	45,877	(49,334)	27,026
Provision for income taxes	—	2,445	98	—	2,543
Net income	$24,483	$3,555	$45,779	$(49,334)	$24,483

PennyMac Mortgage Investment Trust

Condensed Consolidating Cash Flows

Year Ended December 31, 2012

	PennyMac Mortgage Investment Trust Guarantor	PennyMac Corp. Issuer	Non-Guarantor Subsidiaries	Eliminations	Consolidated
	(in thousands)
Cash flows from operating activities	$123,408	$(880,285)	$(286,489)	$222,966	$(820,400)
Cash flows from investing activities:
Purchases of mortgage loans at fair value and real estate acquired in settlement of loans	—	(223,363)	(318,380)	(1)	(541,744)
Sales and repayments of mortgage loans at fair value and real estate acquired in settlement of loans	—	219,389	124,841	(23,652)	320,578
Intercompany purchases of assets under agreements to resell	—	—	(587,332)	587,332	—
Intercompany sales of assets purchased under agreements to resell	—	—	524,652	(524,652)	—
Purchases of investment securities	8,148	(13,148)	(115,910)	—	(120,910)
Sales and repayments of investment securities	—	—	238,092	1,075	239,167
Purchases and sales of MSRs, net	—	84	—	—	84
Other investment activites	—	(2,904)	(190)	(5,523)	(8,617)
Cash flows from investing activities	8,148	(19,942)	(134,227)	34,579	(111,442)

Cash flows from financing activities:
Proceeds from sale of assets under agreements to repurchase	—	20,861,455	119,478	—	20,980,933
Repayments of assets under agreements to repurchase	—	(20,303,995)	(237,931)	—	(20,541,926)
Proceeds from borrowings from affiliated entities	—	511,222	76,110	(587,332)	—
Repayment of borrowings from affiliated entities	—	(472,966)	(76,110)	549,076	—
Issuance of stock	606,823	—	—	—	606,823
Investment by parent	—	49,597	689,834	(739,431)	—
Dividends paid	(94,821)	—	(146,711)	146,711	(94,821)
Change in intercompany advances	—	274,122	165,149	(439,271)	—
Cash flows from financing activities	512,002	919,435	589,819	(1,070,247)	951,009
Net change in cash and cash equivalents	643,558	19,208	169,103	(812,702)	19,167
Cash at beginning of period	—	12,832	1,757	—	14,589
Cash at end of period	$643,558	$32,040	$170,860	$(812,702)	$33,756

PennyMac Mortgage Investment Trust

Condensed Consolidating Cash Flows

Year Ended December 31, 2011

	PennyMac Mortgage Investment Trust Guarantor	PennyMac Corp. Issuer	Non-Guarantor Subsidiaries	Eliminations	Consolidated
	(in thousands)
Cash flows from operating activities	$(39,550)	(165,653)	(78,734)	8,806	$(275,131)
Cash flows from investing activities:
Purchases of mortgage loans at fair value and real estate acquired in settlement of loans	—	(248,077)	(123,856)	(82,901)	(454,834)
Sales and repayments of mortgage loans at fair value and real estate acquired in settlement of loans	—	169,386	104,132	(61,765)	211,753
Intercompany purchases of assets under agreements to resell	—	—	(254,816)	254,816	—
Intercompany sales of assets purchased under agreements to resell	—	—	251,379	(251,379)	—
Purchases, sales and repayments of investment securities	(11,547)	—	(22,533)	—	(34,080)
Investment in subsidiaries	(106,900)	—	(67,638)	174,538	—
Other investment activites	—	3,455	677	(4,764)	(632)
Cash flows from investing activities	(118,447)	(75,236)	(112,655)	28,545	(277,793)

Cash flows from financing activities:
Proceeds from sale of assets under agreements to repurchase	—	1,488,451	1,537,883	—	3,026,334
Repayments of assets under agreements to repurchase	—	(1,206,283)	(1,455,975)	62	(2,662,196)
Proceeds from borrowings from other PennyMac Mortgage Investment Trust companies	—	254,816	—	(254,816)	—
Repayment of borrowings from other PennyMac Mortgage Investment Trust companies	—	(299,049)	—	299,049	—
Issuance of stock	197,475	—	—	—	197,475
Dividends paid	(39,547)	—	(27,874)	27,874	(39,547)
Cash investment from parent	—	7,638	106,638	(114,276)	—
Cash flows from financing activities	157,928	245,573	160,672	(42,107)	522,066
Net change in cash and cash equivalents	(69)	4,684	(30,717)	(4,756)	(30,858)
Cash at beginning of period	69	8,148	37,230	—	45,447
Cash at end of period	$—	$12,832	$6,513	$(4,756)	$14,589

Condensed Consolidating Cash Flows

Year Ended December 31, 2010

	PennyMac Mortgage Investment Trust Guarantor	PennyMac Corp. Issuer	Non- Guarantor Subsidiaries	Eliminations	Consolidated
	(in thousands)
Cash flows from operating activities	$21,666	$230,370	$(68,097)	$(206,728)	$(22,789)
Cash flows from investing activities:
Purchases of mortgage loans at fair value and real estate acquired in settlement of loans	—	(393,274)	(25,178)	—	(418,452)
Sales and repayments of mortgage loans at fair value and real estate acquired in settlement of loans	—	77,025	6,603	(4,630)	78,998
Intercompany purchases of assets under agreements to resell	—	—	(160,649)	160,649	—
Intercompany sales of assets purchased under agreements to resell	—	—	148,830	(148,830)	—
Purchases and repayments of investment securities	—	—	122,900	—	122,900
Sales and repayments of investment securities	—	—	49,659	9,321	58,980
Investment in subsidiaries	—	—	(23,000)	23,000	—
Other investment activites	(1,471)	(5,000)	(304,883)	301,596	(9,758)
Cash flows from investing activities	(1,471)	(321,249)	(185,718)	341,106	(167,332)

Cash flows from financing activities:
Proceeds from sale of assets under agreements to repurchase	—	91,838	867,986	(299,261)	660,563
Repayments of assets under agreements to repurchase	—	—	(596,416)	184,477	(411,939)
Proceeds from borrowings from affiliated entities	—	160,649	—	(160,649)	—
Repayment of borrowings from affiliated entities	—	(153,460)	(31,582)	185,042	—
Issuance of stock	(150)	—	(150)	150	(150)
Dividends paid	(20,030)	—	—	7,070	(12,960)
Cash investment from parent	—	—	51,057	(51,057)	—
Capital distribution	—	—	(23,000)	23,000	—
Cash flows from financing activities	(20,180)	99,027	267,895	(111,228)	235,514
Net change in cash and cash equivalents	15	8,148	14,080	23,150	45,393
Cash at beginning of period	—	—	54	—	54
Cash at end of period	$15	$8,148	$14,134	$23,150	$45,447